UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Global Listed Real Assets Fund

October 31, 2023

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM’s public markets businesses trace their roots to 1929 and partner with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Listed Real Assets Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is an integrated asset manager across public and private markets offering a diverse range of capabilities, including real assets, real estate, credit, equities, and multi-asset solutions.

The Fund is advised by Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), a US registered investment adviser, and distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Global Listed Real Assets Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of October 31, 2023, and subject to change for events occurring after such date. These views are not intended to be investment advice, to forecast future events, or to guarantee future results.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Global Listed Real Assets Fund	October 31, 2023 (Unaudited)

Performance preview (for the year ended October 31, 2023)
Delaware Global Listed Real Assets Fund (Institutional Class shares)	1-year return	-1.40%
Delaware Global Listed Real Assets Fund (Class A shares)	1-year return	-1.65%
Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD (primary benchmark)	1-year return	-2.30%
FTSE EPRA Nareit Developed Index (net) (secondary benchmark)	1-year return	-6.03%
S&P Global Natural Resources Index (net) (secondary benchmark)	1-year return	+0.96%
S&P Global Infrastructure Index (net) (secondary benchmark)	1-year return	-2.23%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Listed Real Assets Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see pages 8 and 9 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.

Market review

The fiscal year ended October 31, 2023, had begun in November 2022 with markets in recovery mode. After the US Federal Reserve’s expected 0.75-percentage-point interest rate hike at the beginning of November 2022, however, poorer economic data and slightly declining inflation rates fueled hopes of slower rate hikes.

Instead of a typical year-end market rally, equities and bonds suffered significant losses in December 2022. The major central banks raised key interest rates, though by less than they had previously. (For example, the Fed and the European Central Bank (ECB) each raised rates by 0.50 percentage points.) ECB president Christine Lagarde said that significantly higher interest rates were still needed, causing yields to rise sharply and prices to fall. In Europe, bonds lost much more

While this fiscal period was an improvement over the prior one, the macroeconomic backdrop remains volatile and challenging. The good news was that the US did not enter recession in 2023 despite an overwhelming consensus (us included) that it would. The US economy has proved remarkably resilient in the face of the sharpest tightening of monetary policy in the past 40 years, a major hit to households’ real incomes, elevated geopolitical tensions, and domestic political uncertainty.

1

Portfolio management review

Delaware Global Listed Real Assets Fund

than stocks, while the reverse occurred in the US, as tech stocks slipped again. China surprised many by ending its zero-COVID policy. Japan slightly tightened its monetary policy, which helped bolster the yen.

At the start of 2023, there was a positive reversal of trends from the challenges and large drawdowns that had mostly characterized 2022. The equity and bond markets started the year strong on the heels of China’s reopening and hope for falling inflation. Although headline inflation rates tended to fall thanks to the downtrend in energy prices, core inflation often continued to rise.

Three US regional banks collapsed in March, and Switzerland’s Credit Suisse experienced severe turbulence before UBS Group AG acquired it. Bank share prices plummeted, and stock markets in general fell sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro.

Stock markets in developed countries trended slightly positive as the second quarter of 2023 began, although North American equities were under water at times. Europe and the Pacific region were the strongest performers, whereas emerging markets, led by China, slipped into negative territory.

Equity markets saw some strong performance in June, particularly in Japan and the US, although overall equity performance was somewhat bumpy. After Congress agreed to raise the US debt ceiling and the Fiscal Responsibility Act of 2023 was signed into law in early June, equities rallied significantly. However, this positive phase was short lived. A large downturn followed the central bank meetings of the Fed and the ECB. Strong performance returned only toward the end of June after the release of several surprisingly good US economic data points.

The third quarter of 2023 challenged markets as most major asset classes declined largely because central banks around the world continued tightening their monetary policy. In the US, the Fed continued raising rates, and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. However, China continued to be the contrarian among major economies, easing both fiscal and monetary policy.

Higher rates make servicing debt more difficult, especially for governments running large budget deficits. None of this was lost on Fitch Ratings, the credit rating agency. It downgraded the US credit rating in August from AAA to AA+, focusing attention on the US government, which carries a national debt of more than $33 trillion. Capital markets reacted by selling off bonds as interest rates soared globally. The 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to levels not seen in a decade.

While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine began in early 2022. This followed news that Saudi Arabia and Russia were extending production cuts until the end of 2023, reducing the overall supply to markets.

Source: Bloomberg, unless otherwise noted.

2

Within the Fund

For the fiscal year ended October 31, 2023, Delaware Global Listed Real Assets Fund declined, although it outperformed its primary benchmark, the Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD. The Fund also outperformed two of its secondary benchmarks, the FTSE EPRA Nareit Developed Index (net) and the S&P Global Infrastructure Index (net), but underperformed its other secondary benchmark, the S&P Global Natural Resources Index (net). The Fund’s Institutional Class shares declined 1.40%. The Fund’s Class A shares declined 1.65% at net asset value and fell 7.28% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s primary benchmark, the Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD, declined 2.30%. Of the Fund’s secondary benchmarks, the S&P Global Natural Resources Index (net) advanced 0.96%, the FTSE EPRA Nareit Developed Index (net) fell 6.03%, and the S&P Global Infrastructure Index (net) fell 2.23%. For complete, annualized performance of Delaware Global Listed Real Assets Fund, please see the table on page 5.

The Fund’s relative outperformance for the fiscal year mainly stemmed from allocations to infrastructure and real asset credit, whereas allocations to listed real estate and security selection within natural resources drove underperformance. Overall, drivers of performance were mixed between equities and fixed income as investments within each asset class had contributors and detractors to relative performance.

From a security selection standpoint within equities, the largest contributor to performance came from infrastructure, while security selection within the real estate sleeve detracted from performance. Within fixed income, security selection from the inflation linkers and real asset credit sleeve detracted. The effects of positive asset allocation outweighed this detraction.

We periodically examine the contribution of derivatives to the Fund’s performance. Based on the available information, we believe the Fund’s combination of futures, options, swaps, and currency positions had only a limited effect on performance during the fiscal year. The impact was not material.

At the end of the Fund’s fiscal year, we sought to continue delivering the potential benefits of diversification while actively managing risk. With these two principles in mind, the Fund seeks to deliver returns that are derived from tactical asset allocation decisions as well as from active management of individual asset classes and investment styles. We manage the Fund based on the assumption that investors should keep a global perspective when evaluating potential investment opportunities, and, as a result, we continue to include global investment possibilities within the Fund. We believe that an investment in listed real assets offers exposure to asset class sectors that may not be available through traditional equity and fixed income exposure.

While this fiscal period was an improvement over the prior one, the macroeconomic backdrop remains volatile and challenging. The good news was that the US did not enter recession in 2023 despite an overwhelming consensus (us included) that it would. The US economy has proved remarkably resilient in the face of the sharpest tightening of monetary policy in the past 40 years, a major hit to households’ real incomes, elevated geopolitical tensions, and domestic political

3

Portfolio management review

Delaware Global Listed Real Assets Fund

uncertainty. With the Purchasing Managers’ Indices firmly in contractionary territory, the possibility of further declines in gross domestic product (GDP) during the rest of 2023 and into early 2024 appear likely to us. The weakest of the G7 economies has been Germany. China has likewise disappointed expectations, with the property market continuing to weigh heavily on domestic demand despite initial hopes in 2023 that the combination of softening COVID-19 restrictions and policy easing would generate a modest but steady lift over the course of the year.

4

Performance summary
Delaware Global Listed Real Assets Fund	October 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. December 6, 1995)
Excluding sales charge	-1.65%	+5.94%	+5.78%	—
Including sales charge	-7.28%	+4.70%	+5.15%	—
Class C (Est. November 11, 1997)
Excluding sales charge	-2.32%	+5.16%	+5.00%	—
Including sales charge	-3.19%	+5.16%	+5.00%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-1.83%	+5.70%	+5.52%	—
Including sales charge	-1.83%	+5.70%	+5.52%	—
Institutional Class (Est. November 11, 1997)
Excluding sales charge	-1.40%	+6.22%	+6.04%	—
Including sales charge	-1.40%	+6.22%	+6.04%	—
Class R6 (Est. August 31, 2016)
Excluding sales charge	-1.25%	+6.32%	—	+3.55%
Including sales charge	-1.25%	+6.32%	—	+3.55%
Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD	-2.30%	+0.27%	+2.09%	—
FTSE EPRA Nareit Developed Index (net)	-6.03%	-1.46%	+1.26%	—
S&P Global Natural Resources Index (net)	+0.96%	+6.60%	+3.70%	—
S&P Global Infrastructure Index (net)	-2.23%	+3.38%	+3.49%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

5

Performance summary

Delaware Global Listed Real Assets Fund

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed within one year of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Investment strategies that hold securities issued by companies principally engaged in the infrastructure industry have greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

6

Infrastructure companies are subject to risks including increased costs associated with capital construction programs and environmental regulations, surplus capacity, increased competition, availability of fuel at reasonable prices, energy conservation policies, difficulty in raising capital, and increased susceptibility to terrorist acts or political actions. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector.

The risk that the value of a fund’s shares will be affected by factors particular to Real Assets Securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.38%	2.13%	1.63%	1.13%	1.03%
Net expenses (including fee waivers, if any)	1.24%	1.99%	1.49%	0.99%	0.90%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
7

Performance summary

Delaware Global Listed Real Assets Fund

Performance of a $10,000 investment1

For the period October 31, 2013 through October 31, 2023

	Starting value	Ending value
Delaware Global Listed Real Assets Fund – Institutional Class shares	$10,000	$17,985
Delaware Global Listed Real Assets Fund – Class A shares	$9,425	$16,527
S&P Global Natural Resources Index (net)	$10,000	$14,386
S&P Global Infrastructure Index (net)	$10,000	$14,090
Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD	$10,000	$12,295
FTSE EPRA Nareit Developed Index (net)	$10,000	$11,337

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect.

Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg Global Inflation-Linked Total Return Index Value Hedged USD, the S&P Global Natural Resources Index, the FTSE EPRA Nareit Developed Index, and the S&P Global Infrastructure Index as of October 31, 2013.

The Bloomberg Global Inflation Linked Total Return Index Hedged USD measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a

8

key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government inflation-linked debt fund is likely and able to invest. The index is hedged to the US dollar against foreign exchange risk by selling each foreign currency forward at the 1-month forward weight.

The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars. The NR “net return” index reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes.

The Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals and mining. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: energy, transportation, and utilities. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

Gross domestic product, mentioned on page 4, is a measure of all goods and services produced by a nation in a year. It is a measure of economic activity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777
Class R6	DPRDX	246248454
9

Disclosure of Fund expenses

For the six-month period from May 1, 2023 to October 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2023 to October 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware Global Listed Real Assets Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratio	Expenses Paid During Period 5/1/23 to 10/31/23*
Actual Fund return†
Class A	$1,000.00	$928.60	1.24%	$6.03
Class C	1,000.00	925.80	1.99%	9.66
Class R	1,000.00	927.80	1.49%	7.24
Institutional Class	1,000.00	929.60	0.99%	4.82
Class R6	1,000.00	930.50	0.90%	4.38
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.24%	$6.31
Class C	1,000.00	1,015.17	1.99%	10.11
Class R	1,000.00	1,017.69	1.49%	7.58
Institutional Class	1,000.00	1,020.21	0.99%	5.04
Class R6	1,000.00	1,020.67	0.90%	4.58

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

11

Security type / sector allocations and top 10 equity holdings
Delaware Global Listed Real Assets Fund	As of October 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	11.94%
Basic Industry	1.08%
Capital Goods	0.92%
Communications	2.83%
Consumer Cyclical	1.80%
Consumer Non-Cyclical	1.09%
Electric	1.14%
Energy	2.09%
Real Estate Investment Trusts	0.07%
Technology	0.30%
Transportation	0.62%
Non-Agency Commercial Mortgage-Backed Securities	1.68%
Loan Agreements	2.34%
Sovereign Bonds	11.02%
US Treasury Obligations	9.99%
Closed-Ended Trust	0.54%
Common Stocks	60.02%
Consumer Staples	1.37%
Energy	10.48%
Home Builders	0.18%
Industrials	6.14%
Information Technology	1.13%
Materials	9.37%
Real Estate	1.53%
Real Estate Operating Companies/Developer	0.70%
REIT Diversified	2.08%
REIT Healthcare	2.02%
REIT Hotel	0.37%
REIT Industrial	2.75%
REIT Information Technology	2.50%
REIT Mall	0.22%
REIT Manufactured Housing	0.85%
REIT Multifamily	2.57%
REIT Office	0.76%
REIT Retail	0.31%
REIT Self-Storage	0.90%
12

Security type / sector	Percentage of net assets
REIT Shopping Center	1.33%
REIT Single Tenant	0.82%
REIT Specialty	0.75%
Utilities	10.89%
Short-Term Investments	1.42%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Shell	1.35%
Equinix	1.26%
Welltower	1.16%
CF Industries Holdings	1.10%
Prologis	1.05%
Newmont	1.03%
Glencore	1.01%
Cellnex Telecom	1.01%
Valero Energy	0.95%
Wheaton Precious Metals	0.93%
13

Schedule of investments
Delaware Global Listed Real Assets Fund	October 31, 2023
	Principal amount°	Value (US $)
Corporate Bonds — 11.94%
Basic Industry — 1.08%
Chemours 144A 4.625% 11/15/29 #	234,000	$180,979
First Quantum Minerals 144A 6.875% 3/1/26 #	200,000	176,000
FMG Resources August 2006
144A 5.875% 4/15/30 #	100,000	89,867
144A 6.125% 4/15/32 #	100,000	88,430
Freeport-McMoRan 5.45% 3/15/43	235,000	193,671
Novelis
144A 3.875% 8/15/31 #	255,000	199,557
144A 4.75% 1/30/30 #	140,000	118,936
Vibrantz Technologies 144A 9.00% 2/15/30 #	120,000	95,639
		1,143,079
Capital Goods — 0.92%
Ball 3.125% 9/15/31	415,000	321,811
Clean Harbors 144A 5.125% 7/15/29 #	195,000	175,606
GFL Environmental 144A 5.125% 12/15/26 #	160,000	152,000
Sealed Air
144A 4.00% 12/1/27 #	175,000	154,035
144A 5.00% 4/15/29 #	200,000	177,609
		981,061
Communications — 2.83%
CCO Holdings 144A 5.375% 6/1/29 #	340,000	298,058
CMG Media 144A 8.875% 12/15/27 #	210,000	162,441
CSC Holdings 144A 3.375% 2/15/31 #	200,000	128,089
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	43,000	30,784
DISH DBS 144A 5.75% 12/1/28 #	209,000	152,178
Frontier Communications Holdings 144A 5.875% 10/15/27 #	293,000	267,366
Gray Escrow II 144A 5.375% 11/15/31 #	380,000	239,822
Lamar Media 3.75% 2/15/28	175,000	155,579
LCPR Senior Secured Financing DAC 144A 6.75% 10/15/27 #	194,000	175,768
Nexstar Media 144A 5.625% 7/15/27 #	213,000	191,849
Outfront Media Capital 144A 4.625% 3/15/30 #	245,000	196,849
Sirius XM Radio 144A 5.50% 7/1/29 #	300,000	266,157
Sprint Capital 8.75% 3/15/32	65,000	73,249
T-Mobile USA
3.375% 4/15/29	60,000	52,289
4.75% 2/1/28	105,000	99,977
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	400,000	354,613
14

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	200,000	$157,504
		3,002,572
Consumer Cyclical — 1.80%
Carnival
144A 5.75% 3/1/27 #	100,000	89,354
144A 6.00% 5/1/29 #	265,000	224,088
144A 7.625% 3/1/26 #	190,000	184,905
Hilton Domestic Operating
144A 4.00% 5/1/31 #	85,000	70,486
4.875% 1/15/30	200,000	179,734
Lennar 5.00% 6/15/27	95,000	91,722
Murphy Oil USA 144A 3.75% 2/15/31 #	321,000	258,238
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	490,000	447,243
VICI Properties 144A 5.75% 2/1/27 #	216,000	206,928
Wyndham Hotels & Resorts 144A 4.375% 8/15/28 #	175,000	154,597
		1,907,295
Consumer Non-Cyclical — 1.09%
CHS 144A 5.25% 5/15/30 #	313,000	222,571
HCA
3.50% 9/1/30	10,000	8,280
5.375% 2/1/25	70,000	69,273
5.875% 2/1/29	305,000	295,566
JBS USA LUX 5.50% 1/15/30	289,000	264,290
Tenet Healthcare
4.25% 6/1/29	204,000	174,800
6.875% 11/15/31	135,000	124,619
		1,159,399
Electric — 1.14%
Calpine
144A 5.00% 2/1/31 #	35,000	28,265
144A 5.125% 3/15/28 #	345,000	309,079
NRG Energy 144A 3.625% 2/15/31 #	190,000	143,617
PG&E 5.25% 7/1/30	85,000	74,582
TerraForm Power Operating 144A 4.75% 1/15/30 #	308,000	260,617
Vistra Operations
144A 5.00% 7/31/27 #	70,000	64,099
144A 5.50% 9/1/26 #	70,000	66,662
144A 5.625% 2/15/27 #	275,000	259,032
		1,205,953
15

Schedule of investments

Delaware Global Listed Real Assets Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 2.09%
Callon Petroleum 144A 8.00% 8/1/28 #	85,000	$84,092
CNX Resources
144A 6.00% 1/15/29 #	265,000	243,254
144A 7.25% 3/14/27 #	10,000	9,851
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	82,000	78,955
144A 6.00% 2/1/29 #	209,000	202,439
DCP Midstream Operating 5.125% 5/15/29	210,000	198,469
EQM Midstream Partners 144A 4.75% 1/15/31 #	320,000	269,793
Genesis Energy 6.50% 10/1/25	265,000	259,130
Hilcorp Energy I 144A 6.00% 4/15/30 #	100,000	88,895
Marathon Oil 4.40% 7/15/27	75,000	70,309
Murphy Oil
5.875% 12/1/27	195,000	187,698
6.375% 7/15/28	105,000	101,796
NuStar Logistics
6.00% 6/1/26	90,000	86,922
6.375% 10/1/30	80,000	74,081
Occidental Petroleum
6.60% 3/15/46	55,000	53,012
6.625% 9/1/30	40,000	40,154
Targa Resources Partners 4.875% 2/1/31	195,000	172,094
		2,220,944
Real Estate Investment Trusts — 0.07%
HAT Holdings I 144A 3.75% 9/15/30 #	100,000	71,893
		71,893
Technology — 0.30%
Iron Mountain 144A 4.50% 2/15/31 #	395,000	323,532
		323,532
Transportation — 0.62%
Air Canada 144A 3.875% 8/15/26 #	255,000	232,266
American Airlines 144A 5.75% 4/20/29 #	309,402	279,399
Delta Air Lines
144A 7.00% 5/1/25 #	82,000	82,376
7.375% 1/15/26	67,000	67,736
		661,777
Total Corporate Bonds (cost $14,377,105)		12,677,505
16

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities — 1.68%
Cantor Commercial Real Estate Lending Series 2019-CF1 B 4.178% 5/15/52 •	200,000	$156,338
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.102% 12/15/72	600,000	498,803
GS Mortgage Securities Trust Series 2017-GS6 B 3.869% 5/10/50	730,000	589,282
Morgan Stanley Capital I Trust Series 2016-BNK2 B 3.485% 11/15/49	740,000	542,211
Total Non-Agency Commercial Mortgage-Backed Securities (cost $2,371,563)		1,786,634

Loan Agreements — 2.34%
Air Canada 9.128% (SOFR03M + 3.76%) 8/11/28 •	178,196	178,148
Calpine
7.439% (SOFR01M + 2.11%) 4/5/26 •	314,061	314,156
7.939% (SOFR01M + 2.61%) 12/16/27 •	58,106	58,119
Calpine Construction Finance 7.574% (SOFR01M + 2.25%)7/31/30•	122,322	121,471
Castlelake Aviation One DAC 8.421% (SOFR03M + 3.01%) 10/22/26 •	220,500	220,362
Charter Communications Operating Tranche B2 7.133% (SOFR03M + 1.75%) 2/1/27 •	254,195	253,849
CSC Holdings 9.835% (SOFR01M + 4.50%) 1/18/28 •	244,673	228,871
Hamilton Projects Acquiror 9.939% (SOFR01M + 4.61%) 6/17/27 •	240,686	240,234
Lamar Media Tranche B 6.927% (SOFR01M + 1.60%) 2/5/27 •	169,139	167,906
Parkway Generation Tranche B 10.395% (SOFR03M + 5.01%) 2/16/29 •	156,883	151,627
Parkway Generation Tranche C 10.395% (SOFR03M + 5.01%) 2/16/29 •	20,735	20,040
Pilot Travel Centers Tranche B 7.424% (SOFR01M + 2.10%) 8/4/28 •	171,063	171,152
Setanta Aircraft Leasing DAC 7.652% (SOFR03M + 2.26%) 11/5/28 •	125,000	125,091
Sinclair Television Group Tranche B-3 8.439% (SOFR01M + 3.11%) 4/1/28 •	97,750	70,581
Vistra Operations 7.189% (SOFR01M + 1.86%) 12/31/25 •	163,015	163,134
Total Loan Agreements (cost $2,514,599)		2,484,741
17

Schedule of investments

Delaware Global Listed Real Assets Fund

		Principal amount°	Value (US $)
Sovereign Bonds — 11.02%Δ
Australia — 0.32%
Australia Government Bonds
0.75% 11/21/27	AUD	273,302	$201,908
2.50% 9/20/30	AUD	149,152	136,999
			338,907
Canada — 0.77%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	578,308	468,814
4.25% 12/1/26	CAD	462,589	353,309
			822,123
France — 2.72%
French Republic Government Bonds OAT
144A 0.10% 3/1/26 #	EUR	1,090,511	1,136,324
0.10% 3/1/28	EUR	549,189	563,295
0.10% 3/1/29	EUR	598,702	613,360
144A 0.10% 3/1/36 #	EUR	129,654	120,752
144A 0.10% 7/25/38 #	EUR	255,864	231,247
144A 0.10% 7/25/47 #	EUR	92,016	74,027
144A 0.10% 7/25/53 #	EUR	37,015	28,062
3.15% 7/25/32	EUR	99,491	125,264
			2,892,331
Germany — 1.39%
Deutsche Bundesrepublik Inflation Linked Bonds
0.10% 4/15/26	EUR	1,167,708	1,212,820
0.50% 4/15/30	EUR	241,569	256,978
			1,469,798
Italy — 1.01%
Italy Buoni Poliennali Del Tesoro
144A 0.10% 5/15/33 #	EUR	634,462	534,065
144A 1.30% 5/15/28 #	EUR	321,701	331,300
144A 2.55% 9/15/41 #	EUR	203,826	209,468
			1,074,833
Japan — 0.38%
Japanese Government CPI Linked Bond 0.10% 3/10/29	JPY	58,551,900	406,184
			406,184
18

		Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Spain — 0.40%
Spain Government Inflation Linked Bond 144A 1.00% 11/30/30 #	EUR	411,652	$426,081
			426,081
United Kingdom — 4.03%
United Kingdom Inflation-Linked Gilt
0.125% 3/22/29	GBP	704,206	831,242
0.125% 11/22/36	GBP	376,618	405,379
0.125% 3/22/51	GBP	447,344	369,718
0.125% 11/22/56	GBP	204,559	159,990
0.125% 11/22/65	GBP	93,559	68,111
0.125% 3/22/68	GBP	148,212	106,537
0.125% 3/22/73	GBP	40,797	30,332
0.375% 3/22/62	GBP	153,596	127,540
0.50% 3/22/50	GBP	572,172	535,627
0.625% 11/22/42	GBP	536,298	567,725
0.625% 3/22/45	GBP	235,353	239,562
1.25% 11/22/32	GBP	296,247	376,026
2.00% 1/26/35	GBP	159,700	457,650
			4,275,439
Total Sovereign Bonds (cost $13,543,592)			11,705,696

US Treasury Obligations — 9.99%
US Treasury Inflation Indexed Bonds
0.125%2/15/51		248,118	130,178
0.125%2/15/52		232,606	120,574
0.75%2/15/42		480,050	347,289
0.75%2/15/45		557,383	384,799
1.00%2/15/49		278,309	195,046
2.125%2/15/40		195,461	182,856
US Treasury Inflation Indexed Notes
0.125%10/15/25		1,619,910	1,537,186
0.125%7/15/30		1,876,706	1,608,742
0.375%1/15/27		3,178,694	2,954,414
0.625%1/15/26		2,894,394	2,753,887
1.125%1/15/33		437,541	387,934
Total US Treasury Obligations (cost $11,446,399)			10,602,905
19

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Closed-Ended Trust — 0.54%
Sprott Physical Uranium Trust †	31,620	$572,546
Total Closed-Ended Trust (cost $372,812)		572,546

Common Stocks — 60.02%
Consumer Staples — 1.37%
Archer-Daniels-Midland	6,661	476,728
Bunge	4,799	508,598
Darling Ingredients †	10,489	464,558
		1,449,884
Energy — 10.48%
BP ADR	19,542	714,846
Chesapeake Energy	11,155	960,222
Chord Energy	3,070	507,532
Enbridge	27,334	875,950
Kimbell Royalty Partners	45,318	730,526
Occidental Petroleum	11,974	740,113
Parex Resources	16,481	315,893
Permian Resources	37,586	547,628
Schlumberger	12,524	697,086
Shell	44,416	1,431,388
TC Energy	26,858	924,996
Tourmaline Oil	9,443	499,337
Unit	14,100	776,487
Valaris †	5,972	394,391
Valero Energy	7,977	1,013,079
		11,129,474
Home Builders — 0.18%
Lifestyle Communities	5,999	59,679
Sekisui House	6,800	133,163
		192,842
Industrials — 6.14%
Arcosa	8,376	578,530
Atlas Arteria	240,454	812,884
CCR	362,725	865,490
Enav 144A #	267,241	890,703
GrafTech International	84,543	291,673
Li-Cycle Holdings †	52,776	70,720
Net Power †	13,642	180,347
NuScale Power †	32,800	110,864
Sacyr	307,767	888,702
20

	Number of shares	Value (US $)
Common Stocks (continued)
Industrials (continued)
Sunrun †	13,845	$133,604
Transurban Group	108,072	813,620
Vinci	7,941	878,071
		6,515,208
Information Technology — 1.13%
Cellnex Telecom 144A #	36,457	1,071,694
NEXTDC †	16,419	123,288
		1,194,982
Materials — 9.37%
Alcoa	18,948	485,827
Anglo American	25,224	642,698
CF Industries Holdings	14,621	1,166,463
Corteva	9,761	469,895
Endeavour Mining	24,341	502,207
ERO Copper †	31,903	432,965
Glencore	202,973	1,075,114
Hudbay Minerals	121,556	529,984
Kinross Gold	144,578	753,251
Lifezone Holdings †	10,655	97,919
Louisiana-Pacific	6,722	344,704
MP Materials †	20,181	330,968
Newmont	29,109	1,090,714
Nutrien	13,146	705,940
Sylvamo	7,566	335,174
Wheaton Precious Metals	23,406	988,904
		9,952,727
Real Estate — 1.53%
Crown Castle	9,787	909,995
Weyerhaeuser	24,753	710,164
		1,620,159
Real Estate Operating Companies/Developer — 0.70%
Mitsubishi Estate	32,200	412,170
Sumitomo Realty & Development	13,400	336,259
		748,429
REIT Diversified — 2.08%
CapitaLand Ascendas REIT	166,400	316,168
Charter Hall Group	16,635	92,158
CK Asset Holdings	17,527	87,606
DigitalBridge Group	5,017	79,519
21

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Diversified (continued)
Fastighets Balder Class B †	17,125	$72,761
Inmobiliaria Colonial Socimi	18,774	105,327
Land Securities Group	18,138	125,727
Mapletree Logistics Trust	249,227	267,632
Mapletree Pan Asia Commercial Trust	144,800	140,732
Nomura Real Estate Master Fund	68	75,035
Shaftesbury Capital	41,317	52,377
Sun Hung Kai Properties	35,956	369,222
United Urban Investment	266	268,173
Wharf Real Estate Investment	45,000	157,412
		2,209,849
REIT Healthcare — 2.02%
Aedifica	917	50,027
Alexandria Real Estate Equities	4,487	417,874
Healthcare Realty Trust	12,999	186,536
Healthpeak Properties	16,538	257,166
Welltower	14,725	1,231,157
		2,142,760
REIT Hotel — 0.37%
Ryman Hospitality Properties	2,958	253,205
Xenia Hotels & Resorts	11,645	135,431
		388,636
REIT Industrial — 2.75%
Americold Realty Trust	15,856	415,744
Goodman Group	31,355	414,886
Mitsubishi Estate Logistics REIT Investment	58	145,970
Nippon Prologis REIT	152	270,465
Prologis	11,065	1,114,799
Rexford Industrial Realty	4,262	184,289
Segro	22,827	198,416
Warehouses De Pauw CVA	6,872	170,031
		2,914,600
REIT Information Technology — 2.50%
American Tower	1,996	355,667
Digital Realty Trust	7,779	967,396
Equinix	1,829	1,334,512
		2,657,575
22

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Mall — 0.22%
Simon Property Group	2,158	$237,143
		237,143
REIT Manufactured Housing — 0.85%
Equity LifeStyle Properties	6,484	426,647
Sun Communities	4,243	471,991
		898,638
REIT Multifamily — 2.57%
Advance Residence Investment	79	171,762
American Homes 4 Rent Class A	12,934	423,459
AvalonBay Communities	4,035	668,761
Boardwalk Real Estate Investment Trust	3,091	144,347
Canadian Apartment Properties REIT	6,918	203,636
CapitaLand Ascott Trust	3,757	2,470
Equity Residential	7,288	403,245
InterRent Real Estate Investment Trust	12,926	109,616
LEG Immobilien †	1,958	122,398
UNITE Group	19,667	208,129
Vonovia	11,843	272,651
		2,730,474
REIT Office — 0.76%
Castellum	9,198	88,152
Derwent London	2,838	63,072
Fabege	9,034	67,403
Gecina	1,516	148,857
Nippon Building Fund	65	261,166
Tokyu REIT	106	126,489
Wihlborgs Fastigheter	7,168	46,463
		801,602
REIT Retail — 0.31%
Link REIT	53,933	247,506
Unibail-Rodamco-Westfield †	1,560	77,297
		324,803
REIT Self-Storage — 0.90%
Big Yellow Group	14,555	169,276
Extra Space Storage	2,181	225,930
National Storage REIT	84,254	107,422
Public Storage	1,911	456,175
		958,803
23

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stocks (continued)
REIT Shopping Center — 1.33%
Agree Realty	9,082	$508,047
Federal Realty Investment Trust	3,863	352,267
Kite Realty Group Trust	26,055	555,493
		1,415,807
REIT Single Tenant — 0.82%
Realty Income	18,444	873,877
		873,877
REIT Specialty — 0.75%
Corp Inmobiliaria Vesta ADR	6,718	211,214
Invitation Homes	19,880	590,237
		801,451
Utilities — 10.89%
APA Group	95,970	503,069
Enel	143,199	908,967
Hydro One 144A #	32,532	843,592
National Grid	76,822	915,947
NextEra Energy	16,961	988,826
Orsted 144A #	19,290	932,076
Pennon Group	105,006	927,229
PPL	37,086	911,203
Severn Trent	28,464	918,885
Snam	189,986	871,189
Spruce Power Holding †	25,557	95,072
SSE	45,929	912,773
Terna - Rete Elettrica Nazionale	120,049	919,220
United Utilities Group	70,279	908,958
		11,557,006
Total Common Stocks (cost $69,680,104)		63,716,729

Short-Term Investments — 1.42%
Money Market Mutual Funds — 1.42%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.24%)	375,571	375,571
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.24%)	375,571	375,571
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.39%)	375,571	375,571
24

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.25%)	375,571	$375,571
Total Short-Term Investments (cost $1,502,284)		1,502,284
Total Value of Securities—98.95% (cost $115,808,458)		$105,049,040
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of Rule 144A securities was $16,016,053, which represents 15.09% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
25

Schedule of investments

Delaware Global Listed Real Assets Fund

The following forward foreign currency exchange contracts and futures contracts were outstanding at October 31, 2023:1

Forward Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	CAD	36,130	USD	(26,843)	11/17/23	$—	$(783)
CITI	GBP	(299,065)	USD	374,817	11/17/23	11,281	—
HSBC	AUD	(388,304)	USD	251,412	11/17/23	4,946	—
HSBC	CAD	(1,178,866)	USD	869,649	11/17/23	19,364	—
HSBC	GBP	(3,466,361)	USD	4,396,034	11/17/23	182,415	—
JPMCB	EUR	(5,619,274)	USD	6,114,253	11/17/23	164,262	—
JPMCB	GBP	34,400	USD	(43,518)	11/17/23	—	(1,702)
JPMCB	JPY	(59,377,590)	USD	415,752	11/17/23	22,915	—
Total Forward Foreign Currency Exchange Contracts						$405,183	$(2,485)

Futures Contracts
Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
2	Canadian Treasury 10 yr Bonds	$165,754	$168,931	12/18/23	$(3,177)	$(410)
2	Euro-Bund	272,968	280,464	12/7/23	(7,496)	578
11	US Treasury 5 yr Notes	1,149,242	1,156,284	12/29/23	(7,042)	(859)
4	US Treasury 10 yr Ultra Notes	435,313	457,573	12/19/23	(22,260)	62
Total Futures Contracts			$2,063,252		$(39,975)	$(629)

The use of forward foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”
26

Summary of abbreviations:

ADR – American Depositary Receipt

CITI – Citigroup

CPI – Consumer Price Index

CVA – Certified Dutch Certificate

DAC – Designated Activity Company

GS – Goldman Sachs

JPMCB – JPMorgan Chase Bank

OAT – Obligations Assimilables du Tresor

REIT – Real Estate Investment Trust

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

yr – Year

Summary of currencies:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – European Monetary Unit

GBP – British Pound Sterling

JPY – Japanese Yen

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

27

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund	October 31, 2023

Assets:
Investments, at value*	$105,049,040
Foreign currencies, at value∆	1,262
Cash	416,658
Cash collateral due from broker	37,991
Unrealized appreciation on forward foreign currency exchange contracts	405,183
Dividends and interest receivable	326,096
Receivable for securities sold	266,095
Receivable for fund shares sold	164,809
Prepaid expenses	56,584
Foreign tax reclaims receivable	38,517
Other assets	863
Total Assets	106,763,098
Liabilities:
Cash collateral due to brokers	170,000
Other accrued expenses	163,592
Payable for fund shares redeemed	143,881
Investment management fees payable to affiliates	58,110
Payable for securities purchased	35,895
Administration expenses payable to affiliates	13,239
Distribution fees payable to affiliates	9,293
Unrealized depreciation on forward foreign currency exchange contracts	2,485
Variation margin due to broker on futures contracts	629
Total Liabilities	597,124
Total Net Assets	$106,165,974

Net Assets Consist of:
Paid-in capital	$119,482,580
Total distributable earnings (loss)	(13,316,606)
Total Net Assets	$106,165,974
28

Net Asset Value

Class A:
Net assets	$35,470,878
Shares of beneficial interest outstanding, unlimited authorization, no par	3,168,808
Net asset value per share	$11.19
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$11.87

Class C:
Net assets	$652,202
Shares of beneficial interest outstanding, unlimited authorization, no par	58,569
Net asset value per share	$11.14

Class R:
Net assets	$2,568,517
Shares of beneficial interest outstanding, unlimited authorization, no par	230,028
Net asset value per share	$11.17

Institutional Class:
Net assets	$61,496,334
Shares of beneficial interest outstanding, unlimited authorization, no par	5,455,322
Net asset value per share	$11.27

Class R6:
Net assets	$5,978,043
Shares of beneficial interest outstanding, unlimited authorization, no par	531,502
Net asset value per share	$11.25

*Investments, at cost	$115,808,458
∆Foreign currencies, at cost	1,113
See accompanying notes, which are an integral part of the financial statements.
29

Statement of operations
Delaware Global Listed Real Assets Fund	Year ended October 31, 2023

Investment Income:
Dividends	$2,411,196
Interest	2,364,148
Foreign tax withheld	(111,027)
4,664,317

Expenses:
Management fees	872,494
Distribution expenses — Class A	98,079
Distribution expenses — Class C	10,795
Distribution expenses — Class R	16,630
Dividend disbursing and transfer agent fees and expenses	140,507
Registration fees	60,052
Reports and statements to shareholders expenses	60,047
Accounting and administration expenses	44,196
Audit and tax fees	42,022
Legal fees	34,217
Custodian fees	18,832
Trustees’ fees and expenses	6,260
Investment interest expense	1,247
Other	66,998
1,472,376
Less expenses waived	(173,657)
Less expenses paid indirectly	(49)
Total operating expenses	1,298,670
Net Investment Income (Loss)	3,365,647
30

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(2,036,694)
Foreign currencies	(870,892)
Forward foreign currency exchange contracts	(414,000)
Futures contracts	(15,255)
Options purchased	(6,797)
Net realized gain (loss)	(3,343,638)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,227,491)
Foreign currencies	9,035
Forward foreign currency exchange contracts	(201,252)
Futures contracts	(40,538)
Net change in unrealized appreciation (depreciation)	(1,460,246)
Net Realized and Unrealized Gain (Loss)	(4,803,884)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,438,237)

See accompanying notes, which are an integral part of the financial statements.

31

Statements of changes in net assets

Delaware Global Listed Real Assets Fund

	Year ended
	10/31/23	10/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,365,647	$3,237,788
Net realized gain (loss)	(3,343,638)	13,307,131
Net change in unrealized appreciation (depreciation)	(1,460,246)	(24,087,613)
Net increase (decrease) in net assets resulting from operations	(1,438,237)	(7,542,694)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(4,663,897)	(2,938,330)
Class C	(149,469)	(97,422)
Class R	(411,917)	(252,446)
Institutional Class	(7,639,446)	(4,496,346)
Class R6	(655,046)	(566,406)
	(13,519,775)	(8,350,950)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	1,769,915	3,464,366
Class C	92,743	417,726
Class R	362,603	602,312
Institutional Class	20,143,677	26,311,289
Class R6	1,214,747	528,213

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,520,072	2,825,350
Class C	149,467	97,422
Class R	411,917	252,446
Institutional Class	7,634,807	4,493,624
Class R6	637,912	391,664
	36,937,860	39,384,412
32

	Year ended
	10/31/23	10/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(5,762,886)	$(5,739,120)
Class C	(779,802)	(573,891)
Class R	(1,351,079)	(818,693)
Institutional Class	(22,167,884)	(24,332,333)
Class R6	(687,485)	(2,810,015)
	(30,749,136)	(34,274,052)
Increase in net assets derived from capital share transactions	6,188,724	5,110,360
Net Decrease in Net Assets	(8,769,288)	(10,783,284)

Net Assets:
Beginning of year	114,935,262	125,718,546
End of year	$106,165,974	$114,935,262

See accompanying notes, which are an integral part of the financial statements.

33

Financial highlights

Delaware Global Listed Real Assets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19[1]
$12.85	$14.67	$11.43	$12.88	$10.87

0.33	0.34	0.21	0.19	0.14
(0.49)	(1.20)	3.24	(1.18)	2.07
(0.16)	(0.86)	3.45	(0.99)	2.21

(0.37)	(0.49)	(0.21)	(0.14)	(0.20)
(1.13)	(0.47)	—	(0.32)	—
(1.50)	(0.96)	(0.21)	(0.46)	(0.20)

$11.19	$12.85	$14.67	$11.43	$12.88

(1.65%)	(6.23%)	30.28%	(7.86%)	20.55%

$35,471	$40,036	$45,151	$38,879	$51,133
1.26%	1.31%	1.33%	1.37%	1.42%
1.41%	1.38%	1.39%	1.57%	1.58%
2.75%	2.48%	1.53%	1.62%	1.21%
2.60%	2.41%	1.47%	1.42%	1.05%
64%	65%	60%	84%	125%
35

Financial highlights

Delaware Global Listed Real Assets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

36

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19[1]
$12.81	$14.63	$11.39	$12.85	$10.85

0.24	0.24	0.10	0.10	0.05
(0.48)	(1.21)	3.23	(1.17)	2.07
(0.24)	(0.97)	3.33	(1.07)	2.12

(0.30)	(0.38)	(0.09)	(0.07)	(0.12)
(1.13)	(0.47)	—	(0.32)	—
(1.43)	(0.85)	(0.09)	(0.39)	(0.12)

$11.14	$12.81	$14.63	$11.39	$12.85

(2.32%)	(6.95%)	29.31%	(8.55%)	19.64%

$652	$1,334	$1,601	$2,302	$4,082
2.01%	2.06%	2.08%	2.12%	2.17%
2.16%	2.13%	2.14%	2.32%	2.33%
2.00%	1.73%	0.78%	0.87%	0.46%
1.85%	1.66%	0.72%	0.67%	0.30%
64%	65%	60%	84%	125%
37

Financial highlights

Delaware Global Listed Real Assets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

38

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19[1]
$12.83	$14.65	$11.41	$12.87	$10.86

0.30	0.31	0.17	0.16	0.11
(0.48)	(1.21)	3.24	(1.18)	2.07
(0.18)	(0.90)	3.41	(1.02)	2.18

(0.35)	(0.45)	(0.17)	(0.12)	(0.17)
(1.13)	(0.47)	—	(0.32)	—
(1.48)	(0.92)	(0.17)	(0.44)	(0.17)

$11.17	$12.83	$14.65	$11.41	$12.87

(1.83%)	(6.49%)	30.02%	(8.14%)	20.30%

$2,569	$3,574	$4,046	$4,149	$4,966
1.51%	1.56%	1.58%	1.62%	1.67%
1.66%	1.63%	1.64%	1.82%	1.83%
2.50%	2.23%	1.28%	1.37%	0.96%
2.35%	2.16%	1.22%	1.17%	0.80%
64%	65%	60%	84%	125%
39

Financial highlights

Delaware Global Listed Real Assets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

40

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19[1]
$12.92	$14.75	$11.49	$12.94	$10.91

0.36	0.38	0.25	0.22	0.17
(0.49)	(1.22)	3.25	(1.19)	2.09
(0.13)	(0.84)	3.50	(0.97)	2.26

(0.39)	(0.52)	(0.24)	(0.16)	(0.23)
(1.13)	(0.47)	—	(0.32)	—
(1.52)	(0.99)	(0.24)	(0.48)	(0.23)

$11.27	$12.92	$14.75	$11.49	$12.94

(1.40%)	(6.03%)	30.62%	(7.63%)	20.94%

$61,496	$64,432	$66,426	$46,769	$12,621
1.01%	1.06%	1.08%	1.12%	1.17%
1.16%	1.13%	1.14%	1.32%	1.33%
3.00%	2.73%	1.78%	1.87%	1.46%
2.85%	2.66%	1.72%	1.67%	1.30%
64%	65%	60%	84%	125%
41

Financial highlights

Delaware Global Listed Real Assets Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Prior to the close of business on August 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on August 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.
[2]	Calculated using average shares outstanding.
[3]	otal return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

42

Year ended
10/31/23	10/31/22	10/31/21	10/31/20	10/31/19[1]
$12.89	$14.72	$11.47	$12.91	$10.89

0.37	0.40	0.26	0.23	0.18
(0.48)	(1.22)	3.24	(1.18)	2.08
(0.11)	(0.82)	3.50	(0.95)	2.26

(0.40)	(0.54)	(0.25)	(0.17)	(0.24)
(1.13)	(0.47)	—	(0.32)	—
(1.53)	(1.01)	(0.25)	(0.49)	(0.24)

$11.25	$12.89	$14.72	$11.47	$12.91

(1.25%)	(5.95%)	30.71%	(7.51%)	21.00%

$5,978	$5,559	$8,495	$6,599	$5,396
0.92%	0.97%	1.00%	1.02%	1.07%
1.07%	1.03%	1.04%	1.22%	1.23%
3.09%	2.82%	1.86%	1.97%	1.56%
2.94%	2.76%	1.82%	1.77%	1.40%
64%	65%	60%	84%	125%
43

Notes to financial statements
Delaware Global Listed Real Assets Fund	October 31, 2023

Delaware Global Listed Real Assets Fund (Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US

44

government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2023, and for all open tax years (years ended October 31, 2020–October 31, 2022), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended October 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange

45

Notes to financial statements

Delaware Global Listed Real Assets Fund

1. Significant Accounting Policies (continued)

rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

46

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer, which are estimated. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain

47

Notes to financial statements

Delaware Global Listed Real Assets Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding 0.99% of the Fund’s Class A, Class C, Class R, and Institutional Class shares’ average daily net assets and 0.90% of the Fund’s Class R6 shares’ average daily net assets from February 28, 2023 through February 28, 2024. Prior to February 28, 2023, DMC contractually agreed to waive all or a portion of its management fees and/or pay/reimburse expenses to 1.06% of the Fund’s Class A, Class C, Class R, and Institutional Class shares’ and 0.96% of the Fund’s Class R6 shares’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets for the period February 28, 2023 through February 28, 2024 is as follows:

Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class	Class R6
1.24%*	1.99%*	1.49%*	0.99%*	0.90%*

*	Prior to February 28, 2023, the expense limitation were as follows for Class A, Class C, Class R, Institutional Class, and Class R6 shares, respectively: 1.31%, 2.06%, 1.56%, 1.06%, and 0.96%.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. For these services, DMC, not the Fund, pays MIMAK a fee, which is 0.18% of the average daily net assets of the Fund.

In addition, DMC or MIMAK may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL to execute Fund equity security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion and perform trading for fixed income securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMEL and MIMGL are also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, effective October 1, 2023, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual

48

rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Prior to October 1, 2023, DIFSC’s fees were payable by the fund at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion. Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2023, the Fund paid $7,464 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2023, the Fund paid $7,432 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended October 31, 2023, the Fund paid $4,978 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended October 31, 2023, DDLP earned $1,696 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2023, DDLP received gross CDSC commissions of $62 on redemptions of the Fund’s Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

49

Notes to financial statements

Delaware Global Listed Real Assets Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended October 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$59,909,570
Purchases of US government securities	12,807,968
Sales other than US government securities	61,011,506
Sales of US government securities	15,241,375

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$117,117,533
Aggregate unrealized appreciation of investments and derivatives	$3,886,461
Aggregate unrealized depreciation of investments and derivatives	(15,624,769)
Net unrealized depreciation of investments and derivatives	$(11,738,308)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s

50

investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2023:

	Level 1	Level 2	Total
Securities
Assets:
Closed-Ended Trust	$572,546	$—	$572,546
Common Stocks
Consumer Staples	1,449,884	—	1,449,884
Energy	9,698,086	1,431,388	11,129,474
Home Builders	—	192,842	192,842
Industrials	2,231,228	4,283,980	6,515,208
Information Technology	—	1,194,982	1,194,982
Materials	7,732,708	2,220,019	9,952,727
Real Estate	1,620,159	—	1,620,159
Real Estate Operating Companies/Developer	—	748,429	748,429
REIT Diversified	79,519	2,130,330	2,209,849
REIT Healthcare	2,092,733	50,027	2,142,760
51

Notes to financial statements

Delaware Global Listed Real Assets Fund

3. Investments (continued)

	Level 1	Level 2	Total
REIT Hotel	$388,636	$—	$388,636
REIT Industrial	1,714,832	1,199,768	2,914,600
REIT Information Technology	2,657,575	—	2,657,575
REIT Mall	237,143	—	237,143
REIT Manufactured Housing	898,638	—	898,638
REIT Multifamily	1,953,064	777,410	2,730,474
REIT Office	—	801,602	801,602
REIT Retail	—	324,803	324,803
REIT Self-Storage	682,105	276,698	958,803
REIT Shopping Center	1,415,807	—	1,415,807
REIT Single Tenant	873,877	—	873,877
REIT Specialty	801,451	—	801,451
Utilities	4,684,807	6,872,199	11,557,006
Corporate Bonds	—	12,677,505	12,677,505
Loan Agreements	—	2,484,741	2,484,741
Non-Agency Commercial Mortgage-Backed
Securities	—	1,786,634	1,786,634
Sovereign Bonds	—	11,705,696	11,705,696
US Treasury Obligations	—	10,602,905	10,602,905
Short-Term Investments	1,502,284	—	1,502,284
Total Value of Securities	$43,287,082	$61,761,958	$105,049,040

Derivatives[1]
Assets:
Forward Foreign Currency Exchange Contracts	$—	$405,183	$405,183
Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(2,485)	$(2,485)
Futures Contracts	(39,975)	—	(39,975)

1Forward foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended October 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. As of October 31, 2023, there were no Level 3 investments.

52

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2023 and 2022 were as follows:

	Year ended
	10/31/23	10/31/22
Ordinary income	$5,825,035	$4,383,460
Long-term capital gains	7,694,740	3,967,490
Total	$13,519,775	$8,350,950

5. Components of Net Assets on a Tax Basis

As of October 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$119,482,580
Undistributed ordinary income	919,641
Capital loss carryforwards	(2,497,939)
Unrealized depreciation of investments, foreign currencies, and derivatives	(11,738,308)
Net assets	$106,165,974

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax treatment on partnership investments, tax recognition of unrealized gain on passive foreign investment companies, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnership non-deductible expense and equalization distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended October 31, 2023, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $1,602.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$1,776,553	$721,386	$2,497,939
53

Notes to financial statements

Delaware Global Listed Real Assets Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Global Listed Real Assets Fund
	Year ended
	10/31/23	10/31/22
Shares sold:
Class A	145,808	245,752
Class C	7,414	29,115
Class R	29,611	42,558
Institutional Class	1,658,414	1,890,454
Class R6	102,738	37,700

Shares issued upon reinvestment of dividends and distributions:
Class A	384,648	205,400
Class C	12,751	7,087
Class R	35,113	18,375
Institutional Class	645,943	325,393
Class R6	54,105	28,446
	3,076,545	2,830,280

Shares redeemed:
Class A	(477,179)	(412,899)
Class C	(65,721)	(41,479)
Class R	(113,194)	(58,629)
Institutional Class	(1,835,608)	(1,733,397)
Class R6	(56,506)	(212,114)
	(2,548,208)	(2,458,518)
Net increase	528,337	371,762

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended October 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
Year ended
10/31/23	22,135	155	2,873	3,046	21,991	$306,159
10/31/22	—	996	4,352	5,369	—	68,999
54

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 30, 2023.

On October 30, 2023, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $335,000,000 revolving line of credit. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 28, 2024.

The Fund had no amounts outstanding as of October 31, 2023, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its

55

Notes to financial statements

Delaware Global Listed Real Assets Fund

8. Derivatives (continued)

currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedule of investments.”

At October 31, 2023, the Fund received $170,000 in cash collateral for open forward foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

During the year ended October 31, 2023, the Fund entered into forward foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date and to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At October 31, 2023, the Fund posted $37,991 cash collateral as margin for open futures contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities”. Open futures contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended October 31, 2023, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities

56

prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at October 31, 2023.

During the year ended October 31, 2023, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Fair values of derivative instruments as of October 31, 2023 were as follows:

Asset Derivatives Fair Value
Statement of Assets and	Currency
Liabilities Location	Contracts
Unrealized appreciation on forward foreign currency exchange contracts	$405,183

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(2,485)	$—	$(2,485)
Variation margin due to broker on futures contracts*	—	(39,975)	(39,975)
Total	$(2,485)	$(39,975)	$(42,460)

*Includes cumulative depreciation of futures contracts from the date the contracts were opened through October 31, 2023. Only current day variation margin is reported on the “Statement of assets and liabilities.”

57

Notes to financial statements

Delaware Global Listed Real Assets Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2023 was as follows:

	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$(414,000)	$606	$—	$(413,394)
Interest rate contracts	—	(15,446)	(6,797)	(22,243)
Equity contracts	—	(415)	—	(415)
Total	$(414,000)	$(15,255)	$(6,797)	$(436,052)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(201,252)	$(10,673)	$(211,925)
Interest rate contracts	—	(29,865)	(29,865)

Total	$(201,252)	$(40,538)	$(241,790)

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended October 31, 2023:

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (average notional value)	$635,174	$13,227,388
Futures contracts (average notional value)	439,374	8,698
Options contracts (average notional value)*	45	—

*Long represents purchased options and short represents written options.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigates its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

58

and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At October 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Citigroup	$11,281	$(783)	$10,498
HSBC	206,725	—	206,725
JPMorgan Chase Bank	187,177	(1,702)	185,475
Total	$405,183	$(2,485)	$402,698

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Citigroup	$10,498	$—	$—	$—	$—	$10,498
HSBC	206,725	—	—	—	—	206,725
JPMorgan Chase Bank	185,475	—	(170,000)	—	—	15,475
Total	$402,698	$—	$(170,000)	$—	$—	$232,698

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of

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Notes to financial statements

Delaware Global Listed Real Assets Fund

10. Securities Lending (continued)

securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At October 31, 2023, the Fund had no securities out on loan.

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11. Credit and Market Risks

The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

The value of the Fund’s shares will be affected by factors particular to real estate, infrastructure, natural resources, and inflation-linked securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships).

The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory, and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however, they will consider holding commodity exchange-traded funds in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of gold and

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Notes to financial statements

Delaware Global Listed Real Assets Fund

11. Credit and Market Risks (continued)

other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals.

Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk, and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy, and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure, and other markets.

High yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

The market value of natural resources securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

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Energy infrastructure Master Limited Partnerships (MLPs) are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state, and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

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Notes to financial statements

Delaware Global Listed Real Assets Fund

11. Credit and Market Risks (continued)

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended October 31, 2023.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

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12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Delaware Global Listed Real Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Global Listed Real Assets Fund (constituting Delaware Pooled® Trust, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2023

We have served as the auditor of one or more Macquarie investment companies since 2010.

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Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

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Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	56.91%
(B) Ordinary Income Distributions (Tax Basis)*	43.09%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	8.16%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on the Fund’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 27.80%. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023

At a meeting held on August 8-10, 2023 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Delaware Global Listed Real Assets Fund (the “Fund”) Investment Management Agreement with Delaware Management Company (“DMC”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) and Macquarie Investment Management Europe Limited (“MIMEL”) (together, the “Affiliated Sub-Advisers”).

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2023, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the

68

year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreement and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2023. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreement and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreement and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreement and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Fund’s Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (“JDL”).

The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Fund by DMC under its Investment Management Agreement and the experience of the officers and employees of DMC who provide these services, including the Fund’s portfolio manager. The Board’s review included consideration of DMC’s investment process and oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals. The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation, and compliance risks. The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates.

In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the Delaware Funds by Macquarie complex (the “Delaware Funds”). Among other things, these services include third party service provider oversight, transfer agency, internal audit, valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing the preparation of the Delaware Funds’ registration statement and

69

Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

supplements thereto and shareholder reports; responsibility for periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board. The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie Group Ltd. (“Macquarie”), the parent company of DMC, and the resources available to DMC as part of Macquarie’s global asset management business.

The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including the Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable. The Board took into account that the Sub-Advisory Agreements may benefit the Fund and its shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund by DMC and the Affiliated Sub-Advisers.

Investment performance. The Board received and considered information with respect to the investment performance of the Fund, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (“Broadridge”), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for the Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used by Broadridge to select the peer funds in the Performance Universe. Comparative annualized

70

performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2022.

Performance Universe for the Fund consisted of the Fund and all retail and institutional real return funds, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe and for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was below the median of its Performance Universe and for the 5- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods.1 The Board noted that the Fund was generally outperforming its benchmark during the periods under review. The Board, however, noted that the investment performance of the current portfolio management team only began as of August 2019 and May 2022 and that the Fund repositioned in August 2019 to invest primarily in listed real asset securities. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods.

Comparative expenses. The Board received and considered expense data for the Fund. DMC provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Institutional Class shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of the Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with the Fund’s expense universe, which is comprised of the Fund, its Expense Group and all other similar institutional funds, excluding outliers (the “Expense Universe”). The Fund’s total expenses were also compared with those of its Expense Universe. The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.

The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.

The Board noted that DMC, and not the Fund, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the

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Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Board Consideration of Investment Management Agreement and Sub-Advisory Agreements at a Meeting Held on August 8-10, 2023 (continued)

Investment Management Agreement and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the Delaware Funds, including the current breakpoints. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.

Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to the Fund and the Delaware Funds as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board noted DMC’s changes to its cost allocation methodology for its profitability analysis and the explanations for such changes. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.

The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the Delaware Funds; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the Delaware Funds. The

72

Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Fund.

Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Fund and the ongoing commitment of DMC and its affiliates to the Fund, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.

Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, approved the continuation of DMC’s Investment Management Agreement and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

1 The Fund’s benchmark index does not have ten years of performance history.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

73

Board of trustees and officers addendum

Delaware Funds by Macquarie ®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	105	Macquarie Asset Management[3] (2015–Present) -Head of Equities & Multi-Asset (2023–Present) -Head of Americas of Macquarie Group (2017–Present) -Global Head of Public Investments (2019–2023)	None
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	105	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)
75

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	105	Private Investor
(2011–Present)
State Street Bank and Trust Company
(1996-2011)
				-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	105	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Sered[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	105	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)
77

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	105	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
				-Managing Member (2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	105	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-2023)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors (2017-Present)
American Shared Hospital Services
(medical device)
(2017-2021)
Ivy Funds Complex
(2019-2021)
79

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	105	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of National Association of Corporate Directors (2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	105	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	105	Gore Creek Capital, Ltd.
-Chief Executive Officer and President
(2009–Present)
Capital Z Asset Management
-Chief Executive Officer
(2008-2009)
California Public Employees’ Retirement System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven Fund (2013–2021),
and WCM Alternatives: Credit Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities Exchange (2010-2018)
Vassar College Trustee
(2006-2018)
81

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans[5] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	105	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	105	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[6]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	105	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[6]
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Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	105	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

[1]	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.
[2]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.
[3]	Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.
[4]	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.
[5]	Ms. Yeomans retired from the Board effective December 31, 2023.
[6]	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $30,931 for the fiscal year ended October 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $92,793 for the fiscal year ended October 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended October 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,401 for the fiscal year ended October 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,401 for the fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2022. The percentage of these fees relating to services approved by the registrant’s

Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $9,044,000 for the registrant’s fiscal years ended October 31, 2023 and October 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2024

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2024